Execution Version
FIRST INCREMENTAL AMENDMENT TO
SYNDICATED FACILITY AGREEMENT (JOINDER AGREEMENT)

THIS FIRST INCREMENTAL AMENDMENT TO SYNDICATED FACILITY AGREEMENT (JOINDER AGREEMENT) (this “Incremental Amendment”), dated as of March 24, 2025, is among CIVEO CORPORATION, a corporation incorporated under the laws of the Province of British Columbia (the “Parent Borrower”), CIVEO MANAGEMENT LLC, a Delaware limited liability company (“Civeo Management”), CIVEO USA LLC, a Delaware limited liability company (“Civeo USA” and, together with the Civeo Management, the “U.S. Borrowers”), CIVEO PTY LIMITED ACN 003 657 510, an Australian proprietary limited company (the “Australian Borrower” and, together with the Parent Borrower and the U.S. Borrowers, the “Borrowers”), the Subsidiary Guarantors of the Borrowers party hereto, ROYAL BANK OF CANADA, as administrative agent for the U.S. Lenders and as administrative agent for the Canadian Lenders, RBC EUROPE LIMITED, as administrative agent for the Australian Lenders, and the Australian Incremental Revolving Lender (as defined below).
R E C I T A L S
    A.    The Borrowers, the Agents and the Lenders are parties to that certain Syndicated Facility Agreement, dated as of September 8, 2021, (as amended by that certain First Amendment to Syndicated Facility Agreement dated as of March 31, 2023, that certain Limited Waiver to Syndicated Facility Agreement dated as of August 4, 2023, that certain Second Amendment to Syndicated Facility Agreement dated as of June 28, 2024, that certain Third Amendment to Syndicated Facility Agreement dated as of August 8, 2024 and as otherwise amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement” and, as amended by this Incremental Amendment and as may be further amended, amended and restated supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrowers.
    B.    The Borrowers have requested and the lender identified on Schedule A hereto (the “Australian Incremental Revolving Lender”) has agreed to provide incremental Australian Revolving Commitments in the aggregate amount of U.S.$20,000,000 (the “Australian Incremental Revolving Credit Commitments”; the Loans made pursuant thereto, the “Australian Incremental Revolving Credit Loans”) to the Australian Borrower in accordance with Section 2.25 of the Credit Agreement.
    C.    Pursuant to Section 2.25 of the Credit Agreement, the Borrowers, the Administrative Agents and the Australian Incremental Revolving Lender desire to amend the Credit Agreement on the terms as set forth herein.
    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein (including above) but not otherwise defined herein has the meaning given such term in the Amended Credit Agreement. Unless otherwise indicated, all article and section references in this Incremental Amendment refer to articles and sections of the Amended Credit Agreement.
Section 2.Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties,
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covenants and agreements contained in this Incremental Amendment, the Borrowers, the Administrative Agents and the Australian Incremental Revolving Lender hereby agree to the following amendments to the Credit Agreement:
2.1Amendments to Section 1.01 (Defined Terms).
(a)The following definitions in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety as follows:
“Australian Revolving Commitment” shall mean, with respect to each Australian Lender, the commitment of such Australian Lender to (a) make Australian Revolving Credit Loans hereunder and (b) purchase participations in the Australian L/C Exposure, in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Australian Revolving Commitment”, or in the Assignment and Acceptance or Lender Joinder Agreement pursuant to which such Australian Lender assumed its Australian Revolving Commitment, as applicable, as the same may be (i) increased from time to time pursuant to Section 2.25, (ii) reduced from time to time pursuant to Section 2.09 and (iii) reduced or increased from time to time pursuant to assignments by or to such Australian Lender pursuant to Section 9.04. The aggregate amount of the Australian Revolving Commitments as of the First Incremental Effective Date is U.S.$55,000,000.
(b)The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“Australian Incremental Revolving Lender” shall have the meaning assigned to such term in the First Incremental Amendment.
(c)First Incremental Amendment” the First Incremental Amendment to Syndicated Facility Agreement, dated as of March 24, 2025, by and among the Borrowers, the Subsidiary Guarantors party thereto, the Administrative Agents and the Australian Incremental Revolving Lender.
2.1    “First Incremental Effective Date” shall have the meaning assigned to such term in the First Incremental Amendment.
2.2Amendments to Section 2.25 (Incremental Revolving Credit Increase).
(a)The first sentence of the opening paragraph of Section 2.25(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)At any time after the Closing Date, any Borrower may by written notice to the Applicable Administrative Agent elect to request the establishment of one or more increases in one or more of the Revolving Commitments (an “Incremental Revolving Commitment”) to make incremental Revolving Credit Loans (any Revolving Credit Loans made pursuant to such Incremental Revolving Commitments, the “Incremental Revolving Credit Increase”); provided that, (1) the aggregate amount for all such Incremental Revolving Commitments shall not exceed $80,000,000 and (2) the aggregate amount for each Incremental Revolving Commitment shall not be less than a minimum principal amount of $10,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1).
Section 3.Incremental Revolving Facility.

3.1Incremental Revolving Credit Commitments.
(a)Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 4 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Incremental Amendment, the Australian Incremental Revolving Lender hereby agrees to provide its respective Australian Incremental Revolving Credit Commitments to the Australian Borrower in a principal amount not to exceed the amount set forth opposite the Australian Incremental Revolving Lender’s name in Schedule A attached hereto. The Australian Administrative Agent has notified the Australian Incremental Revolving Lender of its allocated Australian Incremental Revolving Credit Commitment, and the Australian Incremental Revolving Lender is a signatory to this Incremental Amendment.
(b)Class of Revolving Credit Loans and Agreements of the Australian Incremental Revolving Lender. The Australian Incremental Revolving Credit Commitments shall be in the form of an increase to the Australian Revolving Commitments under the Credit Agreement immediately prior to the First Incremental Effective Date (such existing Australian Revolving Commitments, for the purposes of this Incremental Amendment, herein called the “Australian Existing Revolving Credit Commitments”), and thereafter, the Australian Incremental Revolving Credit Commitments and the Australian Existing Revolving Credit Commitments shall be treated as a single Class and a single Facility of Australian Revolving Commitments for all purposes under the Amended Credit Agreement and the other Loan Documents. As of the First Incremental Effective Date, after giving effect to the Australian Incremental Revolving Credit Commitments, the aggregate amount of the Australian Revolving Commitments (including any Australian Existing Revolving Credit Commitments) pursuant to the Amended Credit Agreement shall be $55,000,000.
(c)Agreements of the Australian Incremental Revolving Lender. The Australian Incremental Revolving Lender agrees that (i) effective on and at all times after the First Incremental Effective Date, such Australian Incremental Revolving Lender will be bound by all obligations of a Lender and an Australian Lender under the Amended Credit Agreement and (ii) on the First Incremental Effective Date, (A) the Australian Lenders party to the Credit Agreement immediately prior to the First Incremental Effective Date that have Australian Revolving Commitments (the “Australian Existing Revolving Credit Lenders”) shall assign to the Australian Incremental Revolving Lender, and the Australian Incremental Revolving Lender shall purchase from each of the Australian Existing Revolving Credit Lenders, at the principal amount thereof, such interests in the outstanding Australian Revolving Credit Loans and participations in Australian Letters of Credit outstanding on the First Incremental Effective Date that will result in, after giving effect to all such assignments and purchases, such Australian Revolving Credit Loans and participations in Australian Letters of Credit being held by Australian Existing Revolving Credit Lenders and the Australian Incremental Revolving Lender ratably in accordance with their Australian Revolving Commitments after giving effect to the addition of the Australian Incremental Revolving Credit Commitments hereby, (B) each Australian Incremental Revolving Credit Commitment shall be deemed, for all purposes, an Australian Revolving Commitment and each loan made thereunder shall be deemed, for all purposes, an Australian Revolving Credit Loan and have the same terms as all Australian Revolving Credit Loans made pursuant to the Australian Revolving Commitments and (C) the Australian Incremental Revolving Lender shall become an Australian Lender with respect to the Australian Incremental Revolving Credit Commitments and all matters relating thereto. The Australian Incremental Revolving Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Incremental Amendment; (ii) agrees that it will, independently and without reliance upon the Australian Administrative Agent or any other Lender or Agent thereunder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) appoints and authorizes the Australian Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents as are delegated to the Australian Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender and an Australian Lender.

(d)Use of Proceeds. The Borrower will use the proceeds of the Incremental Revolving Credit Commitments in accordance with Section 3.13 of the Amended Credit Agreement.
(e)Credit Agreement Governs. Except as otherwise stated herein, the terms of the Australian Incremental Revolving Credit Commitments shall be the same as the terms of the Australian Existing Revolving Credit Commitments as set forth in the Amended Credit Agreement. The Applicable Percentage for the Australian Incremental Revolving Credit Loans shall be the same as for the Australian Existing Revolving Credit Loans and the Commitment Fee Percentage for the Australian Incremental Revolving Credit Commitments shall be the same for the Australian Existing Revolving Credit Commitments.
(f)Pari Passu; Maturity. The Australian Incremental Revolving Credit Commitments shall rank pari passu in right of payment and of security with the Australian Existing Revolving Credit Commitments and mature on the same date that the Australian Existing Revolving Credit Commitments mature. For the avoidance of doubt, the Australian Incremental Revolving Credit Commitments shall share in mandatory prepayments of Australian Revolving Credit Loans under Section 2.12 of the Amended Credit Agreement on a pro rata basis with the Australian Existing Revolving Credit Commitments, in voluntary prepayments of Australian Revolving Credit Loans under Section 2.11 of the Amended Credit Agreement on a pro rata basis with the Australian Existing Revolving Credit Commitments and in connection with a voluntary termination or permanent reduction of the Australian Revolving Commitments under Section 2.09 of the Amended Credit Agreement on a pro rata basis with the Australian Existing Revolving Credit Commitments
(g)The Administrative Agents hereby waive the twenty (20) Business Day notice requirement under Section 2.25(a) of the Credit Agreement.
Section 4.Conditions Precedent.
4.1Effectiveness. The amendments set forth in Section 2 of this Incremental Amendment and the obligation of the Australian Incremental Revolving Lender to provide the Australian Incremental Revolving Credit Commitments hereunder shall not become effective until the date on which each of the following conditions has been satisfied (or waived in accordance with Section 9.08 of the Credit Agreement) (the “First Incremental Effective Date”):
(a)The Australian Administrative Agent shall have received executed counterparts of this Incremental Amendment from the Australian Administrative Agent, each of the Loan Parties and the Australian Incremental Revolving Lender.
(b)No Default or Event of Default shall have occurred and be continuing, after giving effect to the terms of this Incremental Amendment.
(c)The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the First Incremental Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(d)The Administrative Agents shall have received, on behalf of themselves, the Lenders and the Issuing Banks on the First Incremental Effective Date:
(i) any Note requested by the Australian Incremental Revolving Lender pursuant to Section 2.04 of the Amended Credit Agreement payable to the Australian Incremental Revolving Lender;

(ii) a favorable written opinion of each of (1) Simpson Thacher & Bartlett LLP, U.S. counsel for the Borrowers, (2) Arnold Bloch Leibler, Australian counsel to the Secured Parties, and (3) Dentons Canada LLP, Canadian counsel to the Borrowers, in each case (A) dated as of the First Incremental Effective Date, (B) addressed to the Administrative Agents and the Australian Incremental Revolving Lender, and (C) covering such other matters relating to the Loan Documents in respect of the jurisdiction of the relevant counsel as the Administrative Agents shall reasonably request, and the Borrowers hereby request such counsel to deliver such opinions;
(iii) a certificate as to the good standing or, if applicable, tax status of each Loan Party (other than an Australian Loan Party) or a certified copy of the certificate incorporation of each Australian Loan Party as of a recent date, from the Secretary of State or other relevant Governmental Authority of the state or jurisdiction of its organization;
(iv) a certificate of a Responsible Officer or, in respect of an Australian Loan Party, director or company secretary (or such other corporate officer satisfactory to the Administrative Agents) of each Loan Party dated as of the First Incremental Effective Date and certifying (1) that attached thereto is a true and complete copy of the organizational documents of each Loan Party as in effect on the First Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (2) below, (2) that (A) in the case of a Loan Party other than an Australian Loan Party, attached thereto is a true and complete copy of, or (B) in the case of an Australian Loan Party, attached thereto is an extract of, resolutions duly adopted by the Board of Directors (or persons performing similar functions) of such Loan Party authorizing the Transactions to be entered into by such Loan Party and the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrowers, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (3) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party;
(v) the results of searches of filings at the applicable provincial or territorial personal property security registries in Australia, and accompanied by evidence satisfactory to the Agents that the Liens indicated in any such filings (or similar document) would be permitted under Section 6.02 of the Amended Credit Agreement or have been or will be contemporaneously released or terminated on the First Incremental Effective Date;
(vi) the Australian Administrative Agent shall have received from the Australian Borrower a Compliance Certificate in accordance with Section 2.25(a)(B) of the Credit Agreement; and
(vii) all documentation and other information that the Administrative Agents or the Lenders shall have requested in order to comply with their respective obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case to the extent such documentation and other information shall have been reasonably requested not less than five (5) Business Days prior to the First Incremental Effective Date.
(e)The Administrative Agents shall have received all fees and other amounts due and payable on or prior to the First Incremental Effective Date, including, without limitation, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Agents) required to be reimbursed or paid by the Borrowers hereunder, under the Amended Credit Agreement or under any other Loan Document.
Section 5.Representations and Warranties. As of the date hereof, each Borrower hereby represents and warrants to the Administrative Agents and each of the Lenders as follows:
(a)The representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (provided that to the extent any representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranty is true and correct in all material respects (provided that to the extent any such representation and warranty is qualified as to “Material Adverse Effect” or otherwise as to “materiality”, such representation and warranty is true and correct in all respects) as of such earlier date.
(b)No Default or Event of Default exists or would exist immediately, after giving effect to the transactions contemplated by this Incremental Amendment.
Section 6.Reference to and Effect on the Credit Agreement and the Loan Documents.
6.1Commitments. On and after the First Incremental Effective Date, (i) the Australian Incremental Revolving Credit Commitments shall constitute “Commitments” and “Australian Revolving Commitments”, (ii) the Australian Incremental Revolving Credit Loans are “Revolving Credit Loans” and “Loans” and (iii) the Australian Incremental Revolving Lender shall be a “Lender”, an “Australian Lender” and an “Incremental Revolving Lender”, as each term is defined in the Amended Credit Agreement, in each case, for all purposes under the Amended Credit Agreement and the other Loan Documents.
6.2No Waiver. The execution, delivery and effectiveness of this Incremental Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
6.3No Novation. This Incremental Amendment shall not constitute a novation of the Existing Credit Agreement or of any other Loan Document.
Section 7.Miscellaneous.
7.1Confirmation. The provisions of the Credit Agreement, as amended by this Incremental Amendment, are hereby ratified and confirmed by the Borrowers and shall remain in full force and effect following the effectiveness of this Incremental Amendment. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrowers or the other Loan Parties that would require the waiver or consent of the Administrative Agents or the Lenders.
7.2Ratification and Affirmation. Each of the Loan Parties hereby (a) acknowledges the terms of this Incremental Amendment, (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby, (c) reaffirms the security interests previously granted by such Loan Party under the terms and conditions of each Security Document to which it is a party to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed, (d) confirms that the security interests granted by such Loan Party under the terms and conditions of each Security Document to which it is a party secures the Australian Incremental Revolving Credit Commitments as part of the Obligations, and (e) reaffirms its guarantee of the Obligations under the terms and conditions of the Guarantee Agreement to which it is a party and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed.

7.3Loan Document. This Incremental Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Amended Credit Agreement relating to Loan Documents shall apply hereto.
7.4Counterparts. This Incremental Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Incremental Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Incremental Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
7.5NO ORAL AGREEMENT. THIS INCREMENTAL AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
7.6GOVERNING LAW. THIS INCREMENTAL AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
Section 8.Fees. Promptly, but in any event within two (2) Business Days after the First Incremental Effective Date, the Parent Borrower shall pay, or cause to be paid, the fees to the Australian Incremental Revolving Lender, as documented in a separate fee letter by and between the Parent Borrower and the Australian Incremental Revolving Lender.
Section 9.No Fiduciary Relationship. The Loan Parties acknowledge that none of the Agents, the Issuing Banks, the Swing Line Lenders, the Lenders or their respective Affiliates is acting as a fiduciary for or advisor to the Loan Parties.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed as of the date first written above.
BORROWERS:
                    CIVEO CORPORATION

By:     /s/ Bradley J. Dodson
Name:     Bradley J. Dodson
Title:     President

                    CIVEO MANAGEMENT LLC

By:     /s/ Bradley J. Dodson
Name:     Bradley J. Dodson
Title:    President

CIVEO USA LLC

By:     /s/ Bradley J. Dodson
Name:     Bradley J. Dodson
Title:    President

CIVEO PTY LIMITED

    /s/ Bradley J. Dodson
Signature of Director

Bradley J. Dodson
Name of Director

/s/ Vanessa Mackett
Signature of Director

Vanessa Mackett
Name of Director

[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

GUARANTORS:    CIVEO CANADA LIMITED PARTNERSHIP, by its general partner, Civeo Canada Operations GP Ltd.

By:     /s/ Jason Hall
Name: Jason Hall
Title: Secretary

CIVEO CANADA OPERATIONS GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Secretary

CIVEO GP HOLDINGS CORPORATION

By:     /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO LODGE GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Secretary

RED TABLE FOODS LIMITED PARTNERSHIP, by its general partner, Civeo Canada Operations GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Secretary

[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

CIVEO LODGE EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Civeo Lodge GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Secretary

WATER CANADA GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO WATER CANADA EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Water Canada GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

RED TABLE CATERING GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

RED TABLE EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Red Table Catering GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

CANADA GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controllers & Secretary

CIVEO CANADA EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Canada GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO PREMIUM SERVICES GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO PREMIUM SERVICES EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Civeo Premium Services GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

BUFFALO CATERING GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

BUFFALO CATERING EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Buffalo Catering GP Ltd.

By:        /s/ Jason Hall
[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

Name: Jason Hall
Title: Corporate Controller & Secretary

INSTALLATIONS GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO INSTALLATIONS EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Installations GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CROWN SERVICES GP LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO CROWN SERVICES EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Crown Services GP Ltd.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

CIVEO SERVICES GP LTD.

By:     /s/ Mark Menard
Name: Mark Menard
Title: President
[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

CIVEO SERVICES EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Civeo Services GP Ltd.

By:        /s/ Mark Menard
Name: Mark Menard
Title: President

CIVEO PACIFIC NORTHWEST GP LTD.

By:        /s/ Mark Menard
Name: Mark Menard
Title: Chief Financial Officer and Treasurer

CIVEO PACIFIC NORTHWEST EMPLOYEES LIMITED PARTNERSHIP, by its general partner, Civeo Pacific Northwest GP Ltd.

By:        /s/ Mark Menard
Name: Mark Menard
Title: Chief Financial Officer and Treasurer

CHRISTINA LAKE ENTERPRISES LTD.

By:        /s/ Jason Hall
Name: Jason Hall
Title: Corporate Controller & Secretary

    CIVEO PROPERTY PTY LTD

By: /s/ Vanessa Mackett
Name: Vanessa Mackett
Title: Director

By:    /s/ Peter McCann
[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

Name: Peter McCann
Title: Director

ACTION INDUSTRIAL CATERING PTY LTD

By: /s/ Vanessa Mackett
Name: Vanessa Mackett
Title: Director

By:    /s/ Peter McCann
Name: Peter McCann
Title: Director

CIVEO HOLDING COMPANY 1 PTY LTD

By: /s/ Vanessa Mackett
Name: Vanessa Mackett
Title: Director

By:    /s/ Peter McCann
Name: Peter McCann
Title: Director

CIVEO HOLDING COMPANY 2 PTY LTD

By: /s/ Vanessa Mackett
Name: Vanessa Mackett
Title: Director

By:    /s/ Peter McCann
Name: Peter McCann
Title: Director
[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

    ROYAL BANK OF CANADA,
as Administrative Agent and Canadian Administrative Agent

By:    /s/ Sean Ekanayaka
Name:    Sean Ekanayaka
Title:    Deal Manager
[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

RBC EUROPE LIMITED,
as Australian Administrative Agent

By:      /s/ Jonhson Tse
Name: Jonhson Tse
Title: Authorized Signatory

[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

    For and on behalf of THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED, SYDNEY BRANCH, as the Australian Incremental Revolving Lender, by its duly authorized attorney pursuant to a Power of Attorney

By: /s/ James Reeves
Name:    James Reeves
Title: Director, Large Corporates

[Signature Page to First Incremental Amendment to Syndicated Facility Agreement]

Schedule A
Australian Incremental Revolving Credit Commitments

Australian Incremental Revolving Lender	Australian Incremental Revolving Credit Commitments
The HongKong and Shanghai Banking Corporation Limited, Sydney Branch	$20,000,000
Total	$20,000,000

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